Kimball Electronics | 1 Kimball Electronics Overview Q4 Fiscal Year 2023 Exhibit 99.1

Kimball Electronics | 2 Kimball Electronics (Nasdaq: KE) Safe Harbor Statements Certain statements contained within this presentation may be considered forward-looking under the Private Securities Litigation Reform Act of 1995. The statements may be identified by the use of words such as “expect,” “should,” “goal,” “predict,” “will,” “future,” “optimistic,” “confident,” and “believe.” These forward-looking statements are subject to risks and uncertainties including, without limitation, global economic conditions, geopolitical environment, global health emergencies including the COVID-19 pandemic, availability or cost of raw materials and components, foreign exchange fluctuations, and our ability to convert new business opportunities into customers and revenue. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and other filings with the Securities and Exchange Commission (the “SEC”).

Kimball Electronics | 3 At a Glance Kimball Electronics

Kimball Electronics | 4 Mission, Purpose, and Vision & Strategy Our guide to lasting relationships and global success

Kimball Electronics | 5 Company Culture Core values are based on our Guiding Principles Customers Our customer is our business People Our people are the company Citizenship The environment is our home Profit Profits are the ultimate measure of how efficiently and effectively we serve our customers

Kimball Electronics | 6 Leadership Team Extensive industry knowledge and diverse experience Douglas A. Hass Chief Legal and Compliance Officer, Secretary Isabel S. Wells Chief Information Officer Richard D. (Ric) Phillips Chief Executive Officer Jessica L. DeLorenzo Vice President, Human Resources Steven T. Korn President, Global Electronics Manufacturing Services (EMS) Operations Christopher J. Thyen Vice President, New Platforms Jana T. Croom Chief Financial Officer Kathy R. Thomson Vice President, Global Business Development and Design Services

Kimball Electronics | 7 Competitive Advantage Global footprint

Kimball Electronics | 8 Kimball Electronics | 8

Kimball Electronics | 9 Foundational Principle Culture of excellence Our customer is our business • We know we must provide innovative products and services that excite our customers and exceed their expectations of quality, features, and enduring value • Leverage a digital framework • Meet customer requirements • Enhance competitiveness • Accelerate continuous improvement • Share best practices Industry 4.0 Strategy: Kimball Electronics | 9

Kimball Electronics | 10 NPI • Robust process for New Product Introduction focused manufacturing • Transfer existing products from current supplier End-to-End Partnership Single-source for the most exacting, stringent, mission-critical, high reliability, high quality products Design & Development • Integrated design and manufacturing services • Increases speed to market Prototyping • Dedicated team & equipment • Bring products to market faster Manufacturing • Partnership - work as an extension of the team • Precision & quality Testing • Focus testing criteria on areas of concern • Affirm reliability of specific functionality Aftermarket Support • Service and support as market conditions change • Throughout product lifecycle from start to finish

Kimball Electronics | 11 Market Manufacturing Insider Kimball Electronics ranked 20th in EMS providers Large enough to service your needs, small enough to be customer focused • Calendar year 2022 rankings based on annual revenue • 20th overall EMS company • 7th in Medical • 8th in Automotive • 19th in Industrial

Kimball Electronics | 12 How We Deliver Award-winning service and long-term relationships Circuits Assembly Service Excellence Awards • Nine consecutive years winning awards for excellence in multiple categories • Overall Satisfaction • Quality • Responsiveness • Technology • Flexibility • Value for Price • Dependability / Timely Delivery • Awards based solely on direct customer input and are an indication of outstanding achievement in service excellence

Kimball Electronics | 13 Fiscal 2022 Strong top-line results in fiscal 2022 Note: Starting in fiscal 2023, revenue in the Industrial and Public Safety vertical markets are combined for reporting purposes

Kimball Electronics | 14 Diversified Portfolio Fiscal 2022 revenue by vertical end-market Note: Starting in fiscal 2023, revenue in the Industrial and Public Safety vertical markets are combined for reporting purposes

Kimball Electronics | 15 Industry megatrends in Automotive represent a meaningful tailwind… REPRESENTATIVE CUSTOMERS TIER 1 SUPPLIERS The addition of electronic content could generate growth 4x the OEMs’ vehicle production rate • 70% of our work in Automotive is in electronic power steering • Steering architecture is essentially the same in vehicles powered by a motor, internal combustion engine, or a hybrid of the two • Next generation braking system also a growth driver • Value to customers increases with additional features • Industry requirements align well with our core manufacturing competencies • “Sticky” business, programs frequently single source

Kimball Electronics | 16 • Respiratory care • Surgical systems • In vitro diagnostics • Patient monitoring equipment REPRESENTATIVE CUSTOMERS Growth in Medical will also benefit from industry megatrends… Demographics and advances in technology producing a favorable set-up: • Aging population • Affordability and increasing access to care We manufacture products that support the continuum of care from prevention and early diagnostics, through clinical & hospital treatment, to home & community care • Connected care • Decreasing device size • Connected drug delivery • Drug delivery • Imaging systems • Focus on Class II and Class III devices & higher-level assembly

Kimball Electronics | 17 REPRESENTATIVE CUSTOMERS • Well-positioned within value chain • Most major brands of residential and commercial heating & cooling systems • Smart Metering (particularly in Europe) • Factory automation • EV “super charging” stations • Megatrend in legislation and incentives supporting decarbonization may be meaningful growth drivers Products in Industrial promote energy, efficiency, safety, carbon neutrality, and the better consumption of natural resources

Kimball Electronics | 18 Capital Allocation Investing in growth and returning excess cash to Share Owners Reinvest in the business – Significant CapEx spending to fuel multi-year organic growth and expansion in ROIC Acquisitions – $50+ million of acquisitions over past seven years. Going forward M&A will play an important role in strategic direction of the Company Share Repurchase – $88.8 million of common stock repurchases representing 5.8 million shares since October of 2015 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 FY17 FY18 FY19 FY20 FY21 FY22 Capital Allocation ($ in millions)

Kimball Electronics | 19i ll l i | Increasing Our Footprint Facility Expansions Align with Customer Growth Thailand • Expansion has more than doubled the capacity of our manufacturing facility Mexico • Expansion doubled our manufacturing capacity with the addition of a second building in Reynosa, Mexico Poland • Expansion will add 40% to existing production square footage with completion expected in early fiscal 2024 We’re underway with 370,000 square feet of new facility expansions, representing an increase of 38% capacity worldwide. 38%Manufacturing capacity to support higher levels of production in all three market verticals to reach $2 billion milestone

Program life cycle

• ROIC MEASURED OVER MULTIPLE YEARS

THESE PROGRAMS PROGRESS
at a slow and steady pace, allowing for long-term sustainable growth gained through sourcing efficiencies and process improvements.

Program Lifecycle:



Initial investments volume ramp and utilization improves
Efficiencies from sourcing and process improvement
Efficiencies offset by pricing pressure
End of product life
Profitability
Time

As new programs mature, volumes ramp, and cost efficiencies are gained

Increased launch activity in recent years has put near-term pressure on profitability/returns

ROIC measured over multiple years

Programs are mostly single-sourced

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Kimball Electronics | 21 Poised for Growth: Our Culture We demonstrate our company purpose by Creating Quality for Life for our people through a respectful and rewarding company culture that encourages meaningful work, as well as for our communities through our positive societal impacts. i ll l i |

Kimball Electronics | 22 Poised for Growth: Our Culture People are the Company Diversity, Equity, Inclusion & Belonging • As a human-centered company focused on Diversity, Equity, Inclusion & Belonging (DEI&B), we promote multiple “heritage” days and months by giving employees the option to participate in virtual events to encourage openness to others and learning new insights. Guiding Principles • Each year, employees around the world rate us on how well we are living up to the company culture we strive to provide as defined by the elements within our Guiding Principles. 44% of our executive team is female 11% of our executive management team is ethnically diverse Our Guiding Principles include: Our People are the Company Our Customer is our Business The Environment is our Home Profits are the Ultimate Measure i ll l i |

Kimball Electronics | 23 ESG Report • Published ESG report for calendar 2022 • Poised to Make an Impact • Available on our corporate website • Company remains committed to Creating Quality for Life • Customers • Employees • Communities where we operate • Share Owners • Morningstar Sustainalytics rated KE #1 among electronics manufactures for ESG risk i ll l i |

Kimball Electronics | 24 Summary Poised for Growth Leveraging our strong balance sheet for growth Creating opportunities to expand profitability and returns Making investments in our future Unique manufacturing capabilities and award-winning customer service • Support vertical end-markets benefiting from industry megatrends that will drive long-term growth • Emerging from the challenging operating environment with strength • Strong customer partnerships have produced several business wins, along with expansions of existing programs Company culture serves as the cornerstone of our Strategic Plan and foundation of the organization • Focused on continuing to deliver on promises to our customers, employees, Share Owners, and communities

Kimball Electronics | 25 For more information, please contact: Andy Regrut Vice President, Investor Relations 812 - 827- 4151 andy.regrut@kimballelectronics.com